May 17, 2017 Sandler O’Neill Meetings 1

Safe Harbor Statement 2 Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of posit ive impacts of recovery on the economy and our counterparties, including adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislat ive and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, bank products and services, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the OCC, the FDIC, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012, the JOBS Act, the FAST Act and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve Board; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the United Kingdom's exit from the European Union and its consequences; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, terrorist activities or international hostilities on the economy and financial markets generally or on us or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation (PRK) Profile (as of March 31, 2017) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio counties • 110 bank branches • 6 specialty finance offices • 1,751 FTEs 3

Park Executive Management  David L. Trautman – President and CEO– Age: 56 President , CEO and Board Member of The Park National Bank and Park National Corporation (Park) headquartered in Newark, Ohio. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of Dawes Arboretum.  C. Daniel DeLawder – Chairman – Age: 67 Chairman and Board Member of The Park National Bank and Park National Corporation headquartered in Newark, Ohio. He served previously as CEO of The Park National Bank and Park for 15 years. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. Leadership Team 4

Park Executive Management (continued)  Brady T. Burt – Chief Financial Officer – Age: 44 Chief Financial Officer of Park since 2012. Formerly served as the Chief Accounting Officer of Park from April 2007 to December 2012. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities from April 2002 to November 2006, including EVP-Chief Financial Officer. Mr. Burt was also employed by PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. He is a board member of the Federal Home Loan Bank of Cincinnati. In addition, he currently is a board member and serves on the Finance Committee of the Licking County United Way, is a board member and board secretary of Habitat MidOhio, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation.  Matthew R. Miller – Executive Vice President – Age: 38 Executive Vice President of Park since April 2017. Formerly served as the Chief Accounting Officer of Park from December 2012 to April 2017, and as an Accounting Vice President from April 2009 to December 2012. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. In addition, he currently is vice chair of the Next Generation Advisory Board of the Ohio Bankers League, is board president of the YMCA of Licking County, served as the 2015-16 campaign chair for the United Way of Licking County, is chair of the Development Council Annual Fund Committee at The Works, serves on the Development Council for Licking Memorial Health Systems and is a member of the Newark Rotary Club. 5

Experienced Leadership Team Name Position Age Years with PRK Years In Industry David L. Trautman President & CEO 56 33 33 C. Daniel DeLawder Chairman 67 46 46 Matthew R. Miller Executive Vice President 38 8 14 Brady T. Burt Chief Financial Officer 44 10 16  Senior leadership consists of executives with proven local market experience  Leadership team averages 27 years of banking experience  Average management tenure with Park National is approximately 22 years 6

Leadership Team – continued Name Position Age Years with PRK Years In Industry Adrienne M. Brokaw SVP – Director of Internal Audit 49 4 18 Thomas J. Button SVP – Chief Credit Officer 56 20 31 Thomas M. Cummiskey SVP – Trust 47 17 19 Kelly A. Edds VP – Chief Accounting Officer 34 7 12 Robert N. Kent, Jr. President – Scope Aircraft Finance 59 13 33 Timothy J. Lehman SVP and Chief Operating Officer 52 22 22 Laura B. Lewis SVP – Human Resources & Marketing 57 32 32 Jason L. Painley SVP – Chief Risk Officer 39 5 16 Greg M. Rhoads VP – Chief Information Officer 39 15 15 Cheryl L. Snyder SVP – Consumer Banking 60 37 39 Paul E. Turner SVP - Treasury 49 26 26 Jeffrey A. Wilson SVP – Chief Administrative Officer 50 12 20 7

Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry Brett A. Baumeister President – Unity National Bank 51 12 26 John A. Brown President – Security National Bank 48 25 25 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 48 19 25 Chris R. Hiner President – Richland Bank 34 11 11 Brian R. Hinkle President – Farmers & Savings Bank 40 12 16 Thomas M. Lyall Chairman – Century National Bank 70 46 46 Matthew R. Marsh President – Guardian Finance Company 51 18 29 Patrick L. Nash President – Century National Bank 52 29 29 Vickie A. Sant President – First-Knox National Bank 61 41 41 Donald R. Stone President – United Bank 59 21 33 John E. Swallow President – Second National Bank 60 32 42 Stephen G. Wells President – Fairfield National Bank 56 33 33 8

Highlights of Q1 2017 • Loan growth of $41.8 million in Q1 2017 (3.24% annualized) at Park National Corporation’s (PRK) Ohio subsidiary, The Park National Bank (PNB). • Credit quality remains strong: PRK and PNB experienced net charge-offs of 12 basis points (bps) in Q1 2017. Delinquencies (30 days or more past due and accruing) remain low at 35 bps and 29 bps for PRK and PNB, respectively. • Deposit growth of $317.1 million (5.56%) from 3/31/16 to 3/31/17 at PNB. Growth consisted of $126.4 million of interest bearing deposits (2.98%) and $190.8 million of noninterest bearing deposits (13.03%). • On April 24, 2017, Park prepaid in full $30 million of outstanding subordinated notes due April 20, 2022. The notes paid interest at a rate of 7% per annum. April 21, 2017 was the earliest repayment date allowable under the terms of the notes. 9

ROA and ROE History

PARK NATIONAL CORPORATION

PRK and PRK, excluding Vision & Southeast Property Holdings, LLC (SEPH)

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
1Q 2017	1.09%	1.10%	1.01%[4]	11.05%	11.49%	9.16%[4]
2016	1.16%	1.08%	1.01%	11.68%	11.03%	9.16%
2015	1.11%	1.12%	0.97%	11.40%	11.69%	8.68%
2014	1.22%	1.16%	0.95%	12.34%	11.81%	8.34%
2013	1.15%	1.16%	1.04%	11.94%	12.11%	8.89%
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.56%
2011	1.06%	1.59%	0.80%	11.81%	19.46%	7.27%
2010	0.74%	1.58%	0.25%	8.05%	18.27%	0.88%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.06)%	12.12% [3]	21.57%	(2.01)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
Average 2007 – 2016	1.08%	1.38%	0.67%	11.50%	15.86%	5.70%

[1] Calculated using average common equity for Park National Corporation.
[2] Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.
[3] Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%,respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.
[4] Due to unavailability of 1Q 2017 peer median financial metrics, data utilized herein reflects 4Q 2016 peer results.

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

10

The Park National Bank – The bank of choice Source: SNL, June 30, 2016 Headquarter Counties – Deposits (in thousands) 11 Bank Division Year Joined Park Hdqtr. Co. Deposits Total County Deposits % of 2016 Market Share % of 2015 Market Share 2016 Headquarter County Market Share Rank 2015 Headquarter County Market Share Rank Park National 1908 $1,554,977 $2,506,245 62.04% 62.98% 1 1 Fairfield National 1985 374,719 2,005,731 18.68% 20.58% 1 1 Richland Bank 1987 529,316 1,814,562 29.17% 28.94% 1 1 Century National 1990 462,466 1,363,558 33.92% 33.51% 1 1 First-Knox National 1997 527,959 856,851 61.62% 60.70% 1 1 Second National 2000 276,029 1,116,268 24.73% 24.11% 2 2 Security National 2001 478,881 1,478,541 32.39% 32.82% 1 1 Seven largest OH divisions $4,204,347 $11,141,756 37.74% 38.06% Other OH divisions – headquarter counties 596,693 5,195,471 11.48% 11.30% Total OH divisions – headquarter counties $4,801,040 $16,337,227 29.39% 29.66% Remaining Ohio bank deposits $926,030 Total Ohio bank deposits $5,727,070

Source: Company Filings 12 (in thousands) Mar. 31, 2017 Mar. 31, 2016 Dec. 31, 2016 Dec. 31, 2015 Net interest income $ 58,952 $ 59,819 $ 238,086 $ 227,632 Provision for (recovery of) loan losses 876 910 (5,101) 4,990 Net interest income after provision for (recovery of) loan losses $ 58,076 $ 58,909 $ 243,187 $ 222,642 Other income 17,507 17,389 78,731 77,551 Other expense 47,462 49,899 199,023 186,614 Income before income taxes $ 28,121 $ 26,399 $ 122,895 $ 113,579 Income taxes 7,854 7,713 36,760 32,567 Net income $ 20,267 $ 18,686 $ 86,135 $ 81,012 Park National Corporation Consolidated Statements of Income

Source: Company Filings 13 Park National Corporation Consolidated Balance Sheets (in millions) Mar. 31, 2017 Dec. 31, 2016 Dec. 31, 2015 Cash & cash equivalents $ 392 $ 146 $ 149 Investment securities 1,565 1,580 1,644 Loans 5,314 5,272 5,068 Allowance for loan losses (50) (51) (56) Other assets 523 521 506 Total assets $ 7,744 $ 7,468 $ 7,311 Noninterest bearing deposits 1,548 1,523 1,404 Interest bearing deposits 4,373 3,999 3,944 Total deposits 5,921 5,522 5,348 Total borrowings 1,011 1,134 1,177 Other liabilities 68 70 73 Total shareholders’ equity 744 742 713 Total liabilities & shareholders’ equity $ 7,744 $ 7,468 $ 7,311

Quarterly Net Income by Operating Segment Source: Company Filings (In thousands) Q1 2017 Q1 2016 2016 2015 2014 PNB $21,486 $21,744 $84,451 $84,345 $82,907 GFSC 198 (1,836) (307) 1,423 1,175 Park Parent Company 1 (1,226) (1,834) (4,557) (4,549) (5,050) Ongoing operations $20,458 $18,074 $79,587 $81,219 $79,032 SEPH (191) 612 6,548 (207) 4,925 Total Park $20,267 $18,686 $86,135 $81,012 $83,957 1 The “Park Parent Company” above excludes the results for SEPH, an entity which is winding down commensurate with the disposition of its problem assets. Management considers the “Ongoing operations” results to be reflective of the business of Park and its subsidiaries on a going forward basis. 14

Source: Company Filings 15 The Park National Bank Consolidated Statements of Income (in thousands) Mar. 31, 2017 Mar. 31, 2016 Dec. 31, 2016 Dec. 31, 2015 Net interest income $ 57,480 $ 57,155 $ 227,576 $ 220,879 Provision for loan losses 720 1,533 2,611 7,665 Net interest income after provision for loan losses $ 56,760 $ 55,622 $ 224,965 $ 213,214 Other income 17,711 17,223 74,803 75,188 Other expense 43,803 41,360 177,562 167,476 Income before income taxes $ 30,668 $ 31,485 $ 122,206 $ 120,926 Income taxes 9,182 9,741 37,755 36,581 Net income $ 21,486 $ 21,744 $ 84,451 $ 84,345

Park National Bank Statement of Condition Source: Company Filings (In thousands) March 31, 2017 December 31, 2016 March 31, 2016 % change from 12/31/16 % change from 3/31/16 Loans $5,276,643 $ 5,234,828 $5,023,659 0.80% 5.04% Allowance for loan losses 47,983 48,782 54,646 (1.64%) (12.19%) Net loans 5,228,660 5,186,046 4,969,013 0.82% 5.23% Investment securities 1,559,241 1,573,320 1,599,598 (0.89%) (2.52%) Total assets 7,667,288 7,389,538 7,347,378 3.76% 4.35% Average assets (1) 7,481,810 7,337,438 7,325,133 1.97% 2.14% Return on average assets (2) 1.16% 1.15% 1.19% 0.87% (2.52%) (1) Average assets for the three-month periods ended March 31, 2017 and 2016, and for the year ended December 31, 2016. (2) Annualized for the three months ended March 31, 2017 and 2016. 16

Park National Bank Loans by Type Source: Company Filings as of March 31, 2017 • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades 3/31/2017 12/31/2016 3/31/2016 % Change from Amount Amount Amount 12/31/2016 3/31/2016 Commercial Real Estate Owner Occupied $ 468,849 $ 465,603 $ 504,548 0.70% (7.08%) Non-Owner Occupied 578,206 553,540 481,578 4.46% 20.06% Residential Real Estate 1,771,881 1,796,894 1,837,932 (1.39%) (3.59%) Construction Real Estate 165,234 188,945 172,403 (12.55%) (4.16%) Commercial & Industrial 997,999 995,563 944,118 0.24% 5.71% Consumer 1,150,486 1,094,480 951,763 5.12% 20.88% Farmland 140,340 136,560 128,500 2.77% 9.21% Leases 3,648 3,243 2,817 12.49% 29.50% Total Loans $ 5,276,643 $ 5,234,828 $ 5,023,659 0.80% 5.04% 17

18 Park National Bank Indirect Loans Source: Company Filings Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Mar. 31, 2017 Other $151,489 $154,172 $106,872 $104,537 Boat/RV $32,821 $68,096 $138,483 $148,323 Auto $507,245 $541,307 $668,018 $727,843 Total Indirect Loans $691,555 $763,575 $913,373 $980,703 $0 $250,000 $500,000 $750,000 $1,000,000 In d ir ec t L o an s (i n t h o u sa n d s) Indirect Loans (as of 3/31/17) Credit Score Outstanding Balance 30-59 DPD 60-89 DPD 90+ DPD Past Due Balance % Past Due 770 and above $ 451,232,679 49 11 3 $ 596,750 0.13% 740-769 $ 163,765,044 27 11 5 $ 439,234 0.27% 700-739 $ 221,770,545 77 17 7 $ 1,088,687 0.49% Other $ 143,935,184 263 60 60 $ 2,820,929 1.96% Total $ 980,703,452 416 99 75 $ 4,945,600 0.50%

Park National Corporation Nonperforming assets 1 The carrying balance of impaired commercial loans as a percentage of unpaid principal balance at March 31, 2017 was 73.5% and 51.8% for Park National Corporation and SEPH, respectively. 2 At March 31, 2017, Vision/SEPH participations included in Park National Corporation’s nonperforming assets were approximately $9.4 million. Source: BHC Performance Report and Company Filings (in thousands) Mar. 31, 2017 Dec. 31, 2016 Dec. 31, 2015 Non-accrual loans 1 $ 84,294 $ 87,822 $ 95,887 Renegotiated loans 1 21,153 18,175 24,979 Loans past due 90 days or more (still accruing) 1,837 2,086 1,921 Total nonperforming loans $ 107,284 $ 108,083 $ 122,787 Other real estate owned (OREO) 13,693 13,926 18,651 Total nonperforming assets 2 $ 120,977 $ 122,009 $ 141,438 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 1.62% 1.71% 1.93% Percentage of nonaccrual, restructured and OREO to assets (PRK) 1.54% 1.61% 1.91% Texas Ratio (PRK) 16.77% 16.93% 20.28% Peer Group Information Mar. 31, 2017 Dec. 31, 2016 Dec. 31, 2015 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) N/A 0.64% 0.75% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) N/A 0.74% 0.91% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses. 19

Source: BHC Performance Report and Company Filings (in thousands) Mar. 31, 2017 Dec. 31, 2016 Dec. 31, 2015 Non-accrual loans $ 72,780 $ 76,084 $ 81,468 Renegotiated loans 21,153 18,175 24,979 Loans past due 90 days or more (still accruing) 1,837 2,086 1,921 Total nonperforming loans $ 95,770 $ 96,345 $ 108,368 Other real estate owned (OREO) – PNB 5,792 6,025 7,456 Total nonperforming assets $ 101,562 $ 102,370 $ 115,824 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 1.41% 1.49% 1.65% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.30% 1.36% 1.57% Texas Ratio 14.52% 14.66% 16.98% Peer Group Information Mar. 31, 2017 Dec. 31, 2016 Dec. 31, 2015 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) N/A 0.64% 0.74% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) N/A 0.74% 0.90% Park National Corporation less Vision Bank/SEPH Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses. 20

PRK comparison to peers 1 Due to unavailability of 1Q 2017 peer median financial metrics, data utilized herein reflects 4Q 2016 peer results. Source: Company Filings and SNL data of $3 to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book % PRK Price to tangible book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 1Q 2017 216% 171% 1 240% 221% 1 19.8 20.5 1 3.6 1.7 1 2016 247% 171% 274% 221% 21.4 20.5 3.1 1.7 2015 194% 136% 216% 168% 17.2 16.2 4.2 2.1 2014 196% 146% 218% 178% 16.2 19.8 4.2 1.9 2013 202% 170% 227% 192% 17.0 19.9 4.4 2.1 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 21

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division) 22

PRK M&A Strategy Two prong strategy guidelines: • Traditional M&A • Strong franchise, good reputation • Good market share • Existing leadership continuity • Traditional community bank structure • Core deposits • Metro Strategy – Attractive markets in the Midwest / Southeast / Mid-Atlantic states • Open de novo • Mirror successful Columbus, Ohio office • Partner with banks that have the following characteristics: • Consistent loan growth • Acceptable asset quality • Existing or potential trust and wealth management business • Commercial focused • Proven leadership team 23

2017 PRK Agenda 24 A. Increase Net Income >= $90 million B. Maintain common dividend at historic rate C. Perform in upper quintile of $3-$10 billion bank holding company peer group D. Reduce PRK NPA’s from $122 million to $85 million E. Cultivate and respond promptly to M & A possibilities

May 17, 2017 25 Sandler O’Neill Meetings